DODGE & COX FUNDS®

May 1, 2014

Income Fund

Summary Prospectus

Income Fund

TICKER: DODIX

ESTABLISHED: 1989

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at www.dodgeandcox.com/forms_literature.asp. You can also get this information at no cost by calling 800-621-3979 or by sending an email request to prospectus@dodgeandcox.com.

The Fund’s Prospectus and Statement of Additional Information, dated May 1, 2014, are incorporated by reference into this Summary Prospectus.

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DODGE & COX INCOME FUND ■ PAGE 1

DODGE & COX INCOME FUND

INVESTMENT OBJECTIVES

The Fund seeks a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.40%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	.03%

Total Annual Fund Operating Expenses	.43%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

■	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
■	Your investment has a 5% return each year; and
■	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$44	$138	$241	$542

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of high-quality bonds and other debt securities. Under normal circumstances, the Fund will invest at least 80% of its total assets in the following categories: (1) debt obligations issued or guaranteed by the U.S. government, its agencies or GSEs; (2) investment-grade debt securities (securities rated Baa or higher by Moody’s Investors Service (Moody’s), or BBB or higher by Standard & Poor’s Ratings Group (S&P) or Fitch Ratings (Fitch), or equivalently rated by any nationally recognized statistical rating organization (NRSRO)), including U.S. dollar-denominated foreign issues and issues of supranational agencies; (3) unrated securities if deemed to be of investment-grade quality by Dodge & Cox; and (4) bankers’ acceptances, bank certificates of deposit, repurchase agreements, and commercial paper. Debt securities in which the Fund invests include government and government-related obligations, mortgage and asset-backed securities, corporate and municipal bonds, collateralized mortgage obligations, and other debt securities, and may include fixed and floating rate instruments. Up to 20% of the Fund’s total assets may be invested in below investment-grade debt securities, commonly referred to as high-yield or “junk” bonds, if they have a minimum rating of B by Moody’s, Fitch, or S&P, are equivalently rated by any NRSRO, or, if unrated, are deemed to be of similar quality by Dodge & Cox. The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers, including emerging market issuers. The Fund may also invest in interest rate derivatives such as U.S. Treasury futures and swap agreements for a variety of purposes, including, but not limited to, managing the Fund’s duration or adjusting the Fund’s exposure to debt securities with different maturities. In addition, the Fund may invest in credit default swaps to increase or decrease credit exposure to a particular issuer or a group of issuers that comprise a particular segment of the debt market.

The proportions held in various debt securities will be revised in light of Dodge & Cox’s appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers, and other factors. In selecting securities, Dodge & Cox considers many factors, including yield-to-maturity, quality, liquidity, call risk, current yield, and capital appreciation potential.

PRINCIPAL RISKS OF INVESTING

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate. The Fund’s performance could be hurt by:

■	Issuer risk. Securities held by the Fund may decline in value because of changes in the financial condition of, or other events affecting, the issuers of these securities.
■	Management risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, Dodge & Cox may not make timely purchases or sales of securities for the Fund, the Fund’s investment objectives may not be achieved, and the market may continue to undervalue the Fund’s securities.

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■	Interest rate risk. Debt security prices may decline due to rising interest rates. Debt securities with longer maturities are generally subject to potentially greater price volatility than obligations with shorter maturities. A low interest rate environment creates an elevated risk of future price declines, particularly for securities with longer maturities.
■	Credit risk. A security’s price may decline due to deterioration in the issuer’s or a guarantor’s financial condition. The Fund could lose money if the issuer or guarantor of a debt security, or the counterparty to a derivative instrument or other transaction is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline.
■	Below investment grade securities risk. Debt securities rated below investment grade, also known as “high-yield” or “junk” securities, have speculative characteristics. These securities may yield a higher level of current income than higher-rated securities, but generally have greater credit risk, more price volatility, and less liquidity.
■	Call risk. During periods of falling interest rates, issuers of callable bonds may repay securities with higher interest rates before maturity. This could cause the Fund to lose potential price appreciation and reinvest the proceeds at lower interest rates.
■	Derivatives risk. The Fund’s use of interest rate and credit derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. These derivatives are subject to potential changes in value in response to interest rate changes, or other market developments, or the risk that a derivative transaction may not have the effect Dodge & Cox anticipated. Credit default swaps are subject to credit risk relating to the issuer or issuers of the reference obligations. Derivatives also involve the risk of mispricing or improper valuation and poor correlation between changes in the value of a derivative and the underlying asset. Derivative transactions may be highly volatile, and can create investment leverage, which could cause the Fund to lose more than the amount of assets initially contributed to the transaction, if any. There is also the risk that the Fund may be unable to close out a derivative position at an advantageous time or price, or that a counterparty may be unable or unwilling to honor its contractual obligations, especially during times of financial market distress.
■	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.
■	Mortgage and asset-backed securities risk. Early repayment of principal (e.g., prepayment of principal due to sale of the underlying property, refinancing, or foreclosure) of mortgage-related securities (or other callable securities) exposes the Fund to a potential loss on any premium to face value paid and to a lower rate of return upon reinvestment of principal. During periods of rising interest rates, prepayment rates may decline below what was anticipated, delaying the return of principal to the Fund and affecting its ability to reinvest at higher yields. In addition, changes in the rate of prepayment also affect the price and price volatility of a mortgage-related security. Securities issued by certain U.S. government sponsored enterprises (GSEs) (such as Fannie Mae, Freddie Mac, the Federal Home Loan Banks, and the Federal Farm Credit Banks) are not issued or guaranteed by the U.S. Treasury. In the event that these GSEs cannot meet their obligations, there can be no assurance that the U.S. government will continue to provide support, and the Fund’s performance could be adversely impacted.

■	Non-U.S. issuer risk. Securities may decline in value because of political, economic, or market instability; the absence of accurate information about the companies; risks of internal and external conflicts; or unfavorable government actions, including expropriation and nationalization. Non-U.S. securities are sometimes less liquid, more volatile, and harder to value than securities of U.S. issuers. Lack of uniform accounting, auditing, and financial reporting standards, with less governmental regulation and oversight than U.S. companies, may increase risk. Some countries also may have different legal systems that may make it difficult for the Fund to exercise creditor rights and pursue legal remedies with respect to investments. Certain of these risks may also apply to securities of U.S. companies with significant non-U.S. operations.
■	Emerging market risk. Non-U.S. issuer risk may be particularly high to the extent the Fund invests in emerging market securities. Emerging market securities may present issuer, market, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments tied to developed non-U.S. issuers. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed non-U.S. issuers.
■	Sovereign debt risk. Sovereign debt includes investments in securities issued or guaranteed by a foreign sovereign government or its agencies, authorities, or political subdivisions. An investment in sovereign debt obligations can involve a high degree of risk, including special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity on a sovereign debt obligation, there may be few or no effective legal remedies for collecting on such debt.
■	Leveraging risk. Certain Fund transactions, such as derivatives, may give rise to a form of leverage and may expose the Fund to greater risk of loss. Leverage tends to magnify the effect of any decrease or increase in the value of the Fund’s portfolio securities, and therefore may cause the Fund’s performance to be more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

DODGE & COX INCOME FUND ■ PAGE 3

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns for one, five, and ten years compare to those of a broad measure of market performance.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 7.48% (quarter ended June 30, 2009)

Lowest: –3.77% (quarter ended September 30, 2008)

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIODS ENDED 12/31/2013

Dodge & Cox Income Fund	1 Year	5 Years	10 Years
Return before taxes	0.64%	7.20%	5.10%
Return after taxes on distributions	–0.68	5.59	3.43
Return after taxes on distributions and sale of Fund shares	0.36	5.00	3.31
Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses or taxes)	–2.02	4.46	4.55

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

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FUND MANAGEMENT

Dodge & Cox serves as investment manager to the Income Fund. The Fund is managed by Dodge & Cox’s Fixed Income Investment Policy Committee (FIIPC), which consists of the following nine members:

Committee Member	Primary Title with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Dana M. Emery	Chief Executive Officer, President, Director of Fixed Income, Director, Portfolio Manager, and member of Global Bond Investment Policy Committee (GBIPC)	25/31
Charles F. Pohl	Chairman, Chief Investment Officer, Director, Portfolio Manager, Investment Analyst, and member of Investment Policy Committee, Global Stock Investment Policy Committee, and International Investment Policy Committee	21/30
Thomas S. Dugan	Senior Vice President, Associate Director of Fixed Income, Director, Portfolio Manager, Investment Analyst, and member of GBIPC	20/20
Kent E. Radspinner	Vice President, Portfolio Manager, and Investment Analyst	18/18
Larissa K. Roesch	Vice President, Portfolio Manager, and Investment Analyst	16/17
James H. Dignan	Vice President, Portfolio Manager, Investment Analyst, and member of GBIPC	12/15
Anthony J. Brekke	Vice President, Portfolio Manager, and Investment Analyst	6/11
Adam S. Rubinson	Vice President, Portfolio Manager, Investment Analyst, and member of GBIPC	4/12
Lucinda I. Johns	Vice President, Portfolio Manager, Investment Analyst, and member of GBIPC	2/12

DODGE & COX INCOME FUND ■ PAGE 5

SUMMARY OF OTHER IMPORTANT INFORMATION ABOUT FUND SHARES

Purchase and Sale of Fund Shares

The minimum initial investment for shares of a Fund is $2,500 ($1,000 for Individual Retirement Accounts (IRAs)) and the minimum subsequent investment is $100, except that the minimum investment requirements may be waived for certain financial intermediaries that use the Fund as part of an asset allocation program or for certain retirement plans.

You may withdraw (redeem) any part of your account by selling shares. The sale price of your shares will be the Fund’s next-determined net asset value after Boston Financial Data Services, Inc. or an authorized agent or sub-agent receives all required documents in good order. You may sell shares as described below:

■	Online: If a non-IRA, visit the Dodge & Cox Funds’ website at www.dodgeandcox.com, click on “Account Access” to log into your account and submit your request online. A distribution may not be processed for an IRA online at this time.
■	Mail: Visit Dodge & Cox Funds’ website at www.dodgeandcox.com and click on “Forms and Guides”. Download and complete the Redemption Request Form for a non-IRA and/or the IRA Distribution Request Form for an IRA. Mail the completed form(s) to “Dodge & Cox Funds, c/o Boston Financial Data Services, P.O. Box 8422, Boston, MA 02266- 8422” to process your request(s).
■	Phone: You may call Client Services at 800-621-3979 during business hours to place redemption or distribution requests for both an IRA or a non-IRA.

Tax Information

Each Fund will distribute substantially all of its income and capital gains to its shareholders every year. You will be taxed on dividends you receive from a Fund as ordinary income and/or capital gains unless you hold your Fund shares in a tax-deferred retirement account, such as an IRA, or are otherwise tax exempt in which case you will generally be taxed only upon withdrawal of monies from the retirement account.

Payments to Financial Intermediaries

If you purchase a Fund through an employee benefit plan, Dodge & Cox may make payments to the recordkeeper, broker/dealer, bank, or other financial institution or organization (each a “Financial Intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. These payments may create a conflict of interest by influencing your Financial Intermediary to make available a Fund over other mutual funds or investments. You should ask your Financial Intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.

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